 AFL-CIO HIT Invests $100 Million in 18th Sixth Avenue at Pacific Park in Brooklyn, New YorkThe AFL-CIO Housing Investment Trust (HIT) is investing $100 million in a syndicated construction loan totaling $460 million for the development of 18 Sixth Avenue at Pacific Park. This commitment represents one of the largest investments by the HIT in its 35-year history.18 Sixth Avenue at Pacific Park is adjacent to the Barclays Center in Brooklyn, NY and close to Brooklyn’s largest (and New York City’s 3rd largest) transit hub, making it easily accessible by mass transit to all parts of New York City and the region. With a total development cost of $710 million, the 50-story mixed-use, mixed-income apartment building will contain 858 residential units with 257 of those units designated as affordable to families earning 130% of Area Median Income. The development is targeting a LEED designation for sustainability.This is the 6th phase of the Pacific Park revitalization in Brooklyn. 18th Sixth Avenue at Pacific Park will create nearly 3.9 million hours of union construction work and generate $982.9 million in total economic benefits. The project is being constructed under a Project Labor Agreement negotiated by the Building and Construction Trades Council of Greater New York. The project is HIT’s 68th project in New York.“The Pacific Park development is creating much needed housing in Brooklyn while ensuring that a transformative development of this scale is built with the quality, timeliness and safety that New York City has come to expect from the unions of the Building Trades. Bringing pension capital to the table only makes the partnership stronger.”— Gary LaBarbera, President Building and Construction Trades Council of Greater New YorkThe AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.AFL-CIO Housing Investment Trust | 2401 Pennsylvania Ave., NW , Suite 200, Washington, DC 20037U nsubscribe {recipient's email} U pdate Profile | A bout Constant Contact Sent by info@aflcio-hit.com in collaboration with